FORM No. 830 – NOTICE OF VEIN OR LODE LOCATION – OREGON

EN

ORMC174405

Advantage

Name of Claim

American Pacific Resources Inc.
8251 La Palma Ave #255
Buena Park, CA 90620

Locators

After recording, return to (Name, Address, Zip):

Same as Above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON,

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172283
PG: 1 $43.50
11/13/2017 2:26 PM

By [signature], Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Advantage Claim, further described* as follows:

Commencing at a post marked No. 1;
then 800 feet in a North direction to a corner post marked No. 2,
then 600 feet in a West direction to a corner post marked No. 3,
then 600 feet in a South direction to a corner post marked No. 4,
then 600 feet in a South Easterly direction to that corner post marked No. 1.
The locators claim 800 feet in a North direction from the point of discovery to the Northern end line and 0 feet in the opposite direction from the point of discovery to the Southern end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ______ feet from the following natural object or permanent monument in the vicinity: NW corner Sec 14 T8S R35½E W.M.

The general course or strike of the vein or lode as nearly as may be determined is N/S with reference to the natural object or permanent monument described above. This claim is situated in the NW¼ (quarter section) of Section 14, Township 8S, Range 35½E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ______

The end lines of the claim are parallel to each other. The adjoining claims are Herman, Woodrow Wilson Flat, Goldwell, Richfield

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct 1, 2017.

* This diagram explains method of description of claim.

No. 2	No. 1
LOCATION DISCOVERY POST ×	
No. 3	No. 4

American Pacific Resources Inc.
8251 La Palma Ave #255
Buena Park CA 90620

Locator(s)

ORMC174406

Belmont
Name of Claim

American Pacific Resources, Inc
8251 La Palma Ave #255
Buena Park, CA 90620
Locators

After recording, return to (Name, Address, Zip):
Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON,

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172284
PG: 1 $43.50
11/13/2017 2:28 PM

By Brooke J. Griffith, Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Belmont Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1500 feet in a Northeasterly direction to a corner post marked No. 2,
then 600 feet in a North westerly direction to a corner post marked No. 3,
then 1500 feet in a South westerly direction to a corner post marked No. 4,
then 600 feet in a south easterly direction to that corner post marked No. 1.
The locators claim 600 feet in a northeasterly direction from the point of discovery to the north end line and 900 feet in the opposite direction from the point of discovery to the south end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ______ feet from the following natural object or permanent monument in the vicinity: Approximately 900' of the NW SE corner of Section 15 Further being the SE ¼ Sec 14 and NE ¼ sec 23, T8S R35½E WM
The general course or strike of the vein or lode as nearly as may be determined is Northerly with reference to the natural object or permanent monument described above.
This claim is situated in the SE ¼ sec 15 and NE Corner of 23 (quarter section) of Section 15 & 23, Township 8S, Range 35½E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed

The end lines of the claim are parallel to each other. The adjoining claims are Gold Field

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct 1, 2017.

* This diagram explains method of description of claim.

No. 2	No. 1
LOCATION DISCOVERY POST ×	
No. 3	No. 4

American Pacific Resources, Inc
8251 La Palma Ave #255
Buena Park, CA 90620
Locator(s)

FORM No. 830 – NOTICE OF VEIN OR LODE LOCATION – OREGON

EN

ORMC174407

Buffalo

Name of Claim

American Pacific Resources Inc
8251 La Palma Ave #255
Burna Park CA 90620

Locators

After recording, return to (Name, Address, Zip):

Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON,

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172285
PG: 1 $43.50
11/13/2017 2:30 PM

was ---, 1 in ---- tion ed. ----

By [signature], Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Buffalo Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1000 feet in a Easterly direction to a corner post marked No. 2,
then 600 feet in a Northerly direction to a corner post marked No. 3,
then 1150 feet in a Westerly direction to a corner post marked No. 4,
then 0 feet in a 0 direction to that corner post marked No. 1.
The locators claim 400 feet in a Westerly direction from the point of discovery to the West end line and ~~600~~ 640 feet in the opposite direction from the point of discovery to the East end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ________ feet from the following natural object or permanent monument in the vicinity: ________

The general course or strike of the vein or lode as nearly as may be determined is Westerly with reference to the natural object or permanent monument described above. This claim is situated in the NE 1/4 (quarter section) of Section 14, Township 8S, Range 35 1/2 E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ________

The end lines of the claim are parallel to each other. The adjoining claims are
Prosperity
Freedom

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct 1, 2017.

* This diagram explains method of description of claim.

No. 2 No. 1

LOCATION DISCOVERY POST
×

No. 3 No. 4

American Pacific Resources, Inc
8251 La Palma Ave #255
Burna Park, CA 90620

Locator(s)

Resolve

Name of Claim

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park CA 90620

Locators

After recording, return to (Name, Address, Zip):

Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON, } ss

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172298
PG: 1 $43.50
11/13/2017 2:47 PM

was ---, d in ---- tion ed. ----

By [signature], Deputy.

NOTICE OF MINING LOCATION

VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Resolve Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1500 feet in a Westerly direction to a corner post marked No. 2,
then 600 feet in a Southerly direction to a corner post marked No. 3,
then 1500 feet in a Northerly direction to a corner post marked No. 4,
then 600 feet in a Easterly direction to that corner post marked No. 1.
The locators claim 600 feet in a Northerly direction from the point of discovery to the North end line and 900 feet in the opposite direction from the point of discovery to the South end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ________ feet from the following natural object or permanent monument in the vicinity: ________

The general course or strike of the vein or lode as nearly as may be determined is Northerly with reference to the natural object or permanent monument described above. This claim is situated in the NW 1/4 (quarter section) of Section 23, Township 8S, Range 35 1/2 E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ________

The end lines of the claim are parallel to each other. The adjoining claims are
Worchester Flat
Victory
Montclair

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct. 1, 20 17.

* This diagram explains method of description of claim.

No. 2 No. 1

LOCATION DISCOVERY POST
×

No. 3 No. 4

American Pacific Resources Inc.
8251 La Palma Ave #255
Buena Park CA 90620

Locator(s)

Rich field
Name of Claim

American Pacific Resources, Inc
8251 La Palma Ave #255
Buena Park CA 90620
Locators

After recording, return to (Name, Address, Zip):
Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON.

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172299
PG: 1 $43.50
11/13/2017 2:48 PM

By [signature], Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Rich field Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1500 feet in a Southerly direction to a corner post marked No. 2,
then 95 feet in a Easterly direction to a corner post marked No. 3,
then 1500 feet in a Northerly direction to a corner post marked No. 4,
then 95 feet in a Westerly direction to that corner post marked No. 1.
The locators claim 600 feet in a Northerly direction from the point of discovery to the North end line and 900 feet in the opposite direction from the point of discovery to the South end line and 48 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ______ feet from the following natural object or permanent monument in the vicinity: ______

The general course or strike of the vein or lode as nearly as may be determined is Northerly with reference to the natural object or permanent monument described above. This claim is situated in the NE¼ (quarter section) of Section 14, Township 8S, Range 35½ E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ______

The end lines of the claim are parallel to each other. The adjoining claims are
Goldwell
Woodrow Wilson Plat
Advantage
Platina #1

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct 1, 2017.

* This diagram explains method of description of claim.

No. 2	No. 1
LOCATION DISCOVERY POST ×	
No. 3	No. 4

American Pacific Resources Inc.
8251 La Palma Ave # 255
Buena Park, CA 90620
Locator(s)

Vermont
Name of Claim

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park, CA 90620
Locators

After recording, return to (Name, Address, Zip):
Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON,
I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172300
PG: 1 $43.50
11/13/2017 2:50 PM

By [signature], Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Vermont Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1500 feet in a Southerly direction to a corner post marked No. 2,
then 600 feet in a Easterly direction to a corner post marked No. 3,
then 1500 feet in a Northerly direction to a corner post marked No. 4,
then 600 feet in a Westerly direction to that corner post marked No. 1.
The locators claim 600 feet in a Northerly direction from the point of discovery to the North end line and 900' feet in the opposite direction from the point of discovery to the South end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ______ feet from the following natural object or permanent monument in the vicinity: ______

The general course or strike of the vein or lode as nearly as may be determined is Northerly with reference to the natural object or permanent monument described above. This claim is situated in the SW ¼ (quarter section) of Section 14, Township 8S, Range 35½ E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ______

The end lines of the claim are parallel to each other. The adjoining claims are
fitchberg Kingston Constitution
platina fraction #6
platina #5 platina #6

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct 1, 2017.

* This diagram explains method of description of claim.

No. 2	No. 1
LOCATION DISCOVERY POST ×	
No. 3	No. 4

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park, CA 90620
Locator(s)

Victory
Name of Claim

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park, CA 90620
Locators

After recording, return to (Name, Address, Zip):
Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON, } ss.

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172301
PG: 1 $43.50
11/13/2017 2:51 PM

vas ..., in ... tion ... ed. ...

By [signature], Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Victory Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1500 feet in a Southerly direction to a corner post marked No. 2,
then 600 feet in a Easterly direction to a corner post marked No. 3,
then 1500 feet in a Northerly direction to a corner post marked No. 4,
then 600 feet in a Westerly direction to that corner post marked No. 1.
The locators claim 600 feet in a Northerly direction from the point of discovery to the North end line and 900 feet in the opposite direction from the point of discovery to the South end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ________ feet from the following natural object or permanent monument in the vicinity: ________

The general course or strike of the vein or lode as nearly as may be determined is Northerly with reference to the natural object or permanent monument described above. This claim is situated in the NW¼ (quarter section) of Section 23, Township 8S, Range 35½ E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ________

The end lines of the claim are parallel to each other. The adjoining claims are
Resolve
Massachusetts Plat
Concord

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct 1, 2017.

* This diagram explains method of description of claim.

No. 2	No. 1
LOCATION DISCOVERY POST ×	
No. 3	No. 4

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park, CA 90620
Locator(s)

EN

ORMC 174408

Clarkson

Name of Claim

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park, CA 90620

Locators

After recording, return to (Name, Address, Zip):

Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON,

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172286
PG: 1 $43.50
11/13/2017 2:32 PM

By Brooke J. Griffith, Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Clarkson Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1500 feet in a Southerly direction to a corner post marked No. 2,
then 600 feet in a Easterly direction to a corner post marked No. 3,
then 1500 feet in a Northerly direction to a corner post marked No. 4,
then 600 feet in a Westerly direction to that corner post marked No. 1.
The locators claim 600 feet in a Northerly direction from the point of discovery to the North end line and 900 feet in the opposite direction from the point of discovery to the South end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ________ feet from the following natural object or permanent monument in the vicinity: ________

The general course or strike of the vein or lode as nearly as may be determined is ________ with reference to the natural object or permanent monument described above. This claim is situated in the SW¼ (quarter section) of Section 14, Township 8S, Range 35½E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ________

The end lines of the claim are parallel to each other. The adjoining claims are
Platina #6
Platina Fraction #6
Heritage

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct 1, 2017

* This diagram explains method of description of claim.

No. 2		No. 1
	LOCATION DISCOVERY POST ×	
No. 3		No. 4

American Pacific Resouces Inc
8251 La Palma Ave #255
Buena Park, CA 90620

Locator(s)

FORM No. 830 – NOTICE OF VEIN OR LODE LOCATION – OREGON

© 1982-2009 STEVENS-NESS LAW PUBLISHING CO., PORTLAND, OR www.stevensness.com

ORMC 174409

Concord
Name of Claim

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park CA 90620
Locators

After recording, return to (Name, Address, Zip):
Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON.

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172287
PG: 1 $43.50
11/13/2017 2:33 PM

By [signature], Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Concord Claim, further described* as follows:

Commencing at a post marked No. 1;
then 200 feet in a Southerly direction to a corner post marked No. 2,
then 300 feet in a Easterly direction to a corner post marked No. 3,
then 200 feet in a Northerly direction to a corner post marked No. 4,
then 250 feet in a Westerly direction to that corner post marked No. 1.
The locators claim 100 feet in a Northerly direction from the point of discovery to the North end line and 100 feet in the opposite direction from the point of discovery to the South end line and 150 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ______ feet from the following natural object or permanent monument in the vicinity: ______

The general course or strike of the vein or lode as nearly as may be determined is northerly with reference to the natural object or permanent monument described above. This claim is situated in the NW ¼ (quarter section) of Section 23, Township 8S, Range 35½ E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ______

The end lines of the claim are parallel to each other. The adjoining claims are
Victory
Hyde Park

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct 1, 2017.

* This diagram explains method of description of claim.

No. 2 No. 1

LOCATION DISCOVERY POST
×

No. 3 No. 4

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park, CA 90620

Locator(s)

FORM No. 830 – NOTICE OF VEIN OR LODE LOCATION – OREGON © 1982-2000 STEVENS-NESS LAW PUBLISHING CO., PORTLAND, OR www.stevensness.com

ORMC 174410

Freedom
Name of Claim

American Pacific Resources In
8251 La Palma Ave #255
Buena Park CA 90620
Locators

After recording, return to (Name, Address, Zip):
Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON, } ss.

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172288
PG: 1 $43.50
11/13/2017 2:34 PM

By Brenda J. Griffith, Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Freedom Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1150 feet in a Southerly direction to a corner post marked No. 2,
then 600 feet in a Easterly direction to a corner post marked No. 3,
then 1350 feet in a Northerly direction to a corner post marked No. 4,
then 650 feet in a Westerly direction to that corner post marked No. 1.
The locators claim 725 feet in a Northerly direction from the point of discovery to the North end line and 725 feet in the opposite direction from the point of discovery to the South end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ________ feet from the following natural object or permanent monument in the vicinity: ________

The general course or strike of the vein or lode as nearly as may be determined is Northerly with reference to the natural object or permanent monument described above. This claim is situated in the NE ¼ (quarter section) of Section 14, Township 8S, Range 35½E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ________

The end lines of the claim are parallel to each other. The adjoining claims are
Buffalo
Prosperity
Heritage
Platina #6

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct 1, 2017.

* This diagram explains method of description of claim.



American Pacific Resources Inc.
8251 La Palma Ave #255
Buena Park, CA 90620
Locator(s)

ORMC 174411

Goldfield
Name of Claim

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park, CA 90620
Locators

After recording, return to (Name, Address, Zip):
Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON,

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172289
PG: 1 $43.50
11/13/2017 2:35 PM

By [signature], Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Gold Field Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1500 feet in a Southerly direction to a corner post marked No. 2,
then 600 feet in a Easterly direction to a corner post marked No. 3,
then 1500 feet in a Northerly direction to a corner post marked No. 4,
then 600 feet in a Westerly direction to that corner post marked No. 1.
The locators claim 600 feet in a Northerly direction from the point of discovery to the North end line and 900 feet in the opposite direction from the point of discovery to the South end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ______ feet from the following natural object or permanent monument in the vicinity: ______

The general course or strike of the vein or lode as nearly as may be determined is Northerly with reference to the natural object or permanent monument described above. This claim is situated in the SW¼ Sec. 14 and NW¼ (quarter section) of Section 23, Township 8S, Range 35½ E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ______

The end lines of the claim are parallel to each other. The adjoining claims are
Belmont
Hawthorne
Platina fraction #9

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct 1, 20 17.

* This diagram explains method of description of claim.



No. 2
No. 1
LOCATION DISCOVERY POST
X
No. 3
No. 4

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park, CA 90620
Locator(s)

EN

ORMC174412

Goldwell

Name of Claim

American Pacific Resources Inc
8251 LaPalma Ave #255
Buena Park, CA 90620

Locators

After recording, return to (Name, Address, Zip):
Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON,

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172290
PG: 1 $43.50
11/13/2017 2:37 PM

By Brooke J. Griffith, Deputy.

NOTICE OF MINING LOCATION

VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Goldwell Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1500 feet in a Southerly direction to a corner post marked No. 2,
then 600 feet in a Easterly direction to a corner post marked No. 3,
then 1500 feet in a Northerly direction to a corner post marked No. 4,
then 600 feet in a Westerly direction to that corner post marked No. 1.
The locators claim 600 feet in a Northwesterly direction from the point of discovery to the North end line and 900 feet in the opposite direction from the point of discovery to the South end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ________ feet from the following natural object or permanent monument in the vicinity: ________

The general course or strike of the vein or lode as nearly as may be determined is N.E. ________ with reference to the natural object or permanent monument described above. This claim is situated in the NE¼ (quarter section) of Section 14, Township 8S, Range 35½ E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ________

The end lines of the claim are parallel to each other. The adjoining claims are
Richfield
Platina #3
Advantage

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct 1, 2017.

* This diagram explains method of description of claim.

No. 2	No. 1
LOCATION DISCOVERY POST ×	
No. 3	No. 4

American Pacific Resources Inc
8251 LaPalma Ave #255
Buena Park, CA 90620

Locator(s)

ORMC 174413

Hawthorne

Name of Claim

American Pacific Resources Inc
8251 LaPalma Ave #255
Buena Park, CA 90620

Locators

After recording, return to (Name, Address, Zip):
Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON, } ss

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172292
PG: 1 $43.50
11/13/2017 2:40 PM

By [signature], Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Hawthorne Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1500 feet in a Southwesterly direction to a corner post marked No. 2,
then 600 feet in a Easterly direction to a corner post marked No. 3,
then 1500 feet in a Northerly direction to a corner post marked No. 4,
then 600 feet in a Northwesterly direction to that corner post marked No. 1.
The locators claim 600 feet in a Northerly direction from the point of discovery to the North end line and 900 feet in the opposite direction from the point of discovery to the South end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being 600 feet from the following natural object or permanent monument in the vicinity: Northerly from the SW corner of Sec. 14

The general course or strike of the vein or lode as nearly as may be determined is Northeasterly with reference to the natural object or permanent monument described above. This claim is situated in the SW¼ (quarter section) of Section 14, Township 8S, Range 35½ E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed

The end lines of the claim are parallel to each other. The adjoining claims are
Goldfield
Platina #3
Worchester

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located October 1, 2017.

* This diagram explains method of description of claim.


No. 2
No. 1
LOCATION DISCOVERY POST
×
No. 3
No. 4

American Pacific Resources Inc
8251 LaPalma Ave #255
Buena Park, CA 90620

Locator(s)

EN

ORMC 174414

Heritage

Name of Claim

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park, CA 90620

Locators

After recording, return to (Name, Address, Zip):
Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON,

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172291
PG: 1 $43.50
11/13/2017 2:39 PM

By [signature], Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Heritage Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1350 feet in a Southerly direction to a corner post marked No. 2,
then 600 feet in a Easterly direction to a corner post marked No. 3,
then 1500 feet in a Northerly direction to a corner post marked No. 4,
then 600 feet in a Westerly direction to that corner post marked No. 1.
The locators claim 700 feet in a Northerly direction from the point of discovery to the North end line and 725 feet in the opposite direction from the point of discovery to the South end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ______ feet from the following natural object or permanent monument in the vicinity: ______

The general course or strike of the vein or lode as nearly as may be determined is Northerly with reference to the natural object or permanent monument described above. This claim is situated in the NE 1/4 (quarter section) of Section 14, Township 8 S, Range 35 1/2 E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ______

The end lines of the claim are parallel to each other. The adjoining claims are
Clarkston
freedom

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct 1, 2017.

* This diagram explains method of description of claim.

No. 2	No. 1
LOCATION DISCOVERY POST ×	
No. 3	No. 4

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park, CA 90620

Locator(s)

EN

ORMC 174415

Hyde Park

Name of Claim

American Pacific Resources Inc
8251 Palma Ave #255
Buena Park, CA 90620

Locators

After recording, return to (Name, Address, Zip):
Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON,

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172293
PG: 1 $43.50
11/13/2017 2:41 PM

By Brooke J. Griffith, Deputy.

NOTICE OF MINING LOCATION

VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Hyde Park Claim, further described* as follows:

Commencing at a post marked No. 1;
then 700 feet in a Southerly direction to a corner post marked No. 2,
then 100 feet in a Easterly direction to a corner post marked No. 3,
then 750 feet in a Northerly direction to a corner post marked No. 4,
then 500 feet in a westerly direction to that corner post marked No. 1.
The locators claim 425 feet in a Northerly direction from the point of discovery to the North end line and 325 feet in the opposite direction from the point of discovery to the South end line and 250 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ________ feet from the following natural object or permanent monument in the vicinity: ________

The general course or strike of the vein or lode as nearly as may be determined is ________ with reference to the natural object or permanent monument described above. This claim is situated in the NE ¼ (quarter section) of Section 23, Township 8S, Range 35½ E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ________.

The end lines of the claim are parallel to each other. The adjoining claims are Concord

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located October 1, 2017.

* This diagram explains method of description of claim.

No. 2	No. 1
LOCATION DISCOVERY POST ×	
No. 3	No. 4

American Pacific Resources Inc.
8251 Palma Ave #255
Buena Park, CA 90620

Locator(s)

EN

ORMC 174416

Jellicoe

Name of Claim

American Pacific Resources Inc.
8251 La Palma Ave #255
Buena Park, CA 90620

Locators

After recording, return to (Name, Address, Zip):

Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON, } ss.

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172294
PG: 1 $43.50
11/13/2017 2:42 PM

By [signature], Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Jellicoe Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1500 feet in a South westerly direction to a corner post marked No. 2,
then 600 feet in a Easterly direction to a corner post marked No. 3,
then 1500 feet in a North easterly direction to a corner post marked No. 4,
then 600 feet in a Westerly direction to that corner post marked No. 1.

The locators claim 600 feet in a Northerly direction from the point of discovery to the North end line and 900 feet in the opposite direction from the point of discovery to the South end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ______ feet from the following natural object or permanent monument in the vicinity: Post #1 is SE from the SE Corner of the patented Boston Quartz claim

The general course or strike of the vein or lode as nearly as may be determined is Northerly with reference to the natural object or permanent monument described above.

This claim is situated in the NE¼ (quarter section) of Section 23, Township 8S, Range 35½ E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed

The end lines of the claim are parallel to each other. The adjoining claims are
Newcastle
Kingston

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located October 1, 2017.

* This diagram explains method of description of claim.

No. 2	No. 1
LOCATION DISCOVERY POST ×	
No. 3	No. 4

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park, CA 90620

Locator(s)

FORM No. 830 – NOTICE OF VEIN OR LODE LOCATION – OREGON

EN

ORMC 174417

Kingston

Name of Claim

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park CA 90620

Locators

After recording, return to (Name, Address, Zip):
Same as Above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON,

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172295
PG: 1 $43.50
11/13/2017 2:44 PM

By [signature], Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Kingston Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1400 feet in a Southerly direction to a corner post marked No. 2,
then 600 feet in a Easterly direction to a corner post marked No. 3,
then 1300 feet in a Northerly direction to a corner post marked No. 4,
then 606 feet in a Westerly direction to that corner post marked No. 1.
The locators claim 675 feet in a Northerly direction from the point of discovery to the North end line and 675 feet in the opposite direction from the point of discovery to the South end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ________ feet from the following natural object or permanent monument in the vicinity: ________

The general course or strike of the vein or lode as nearly as may be determined is North-South with reference to the natural object or permanent monument described above. This claim is situated in the SW¼ (quarter section) of Section 14, Township 8S, Range 35½ E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ________

The end lines of the claim are parallel to each other. The adjoining claims are
fitchberg
Jellicoe
Vermont
Platina Fraction #6

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct. 1, 2017.

* This diagram explains method of description of claim.



No. 2
No. 1
LOCATION DISCOVERY POST
×
No. 3
No. 4

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park CA 90620

Locator(s)

ORMC 174418

Newcastle
Name of Claim

American Pacific Resources Inc
8251 LaPalma Ave #255
Buena Park, CA 90620
Locators

After recording, return to (Name, Address, Zip):
Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON, } ss.

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172296
PG: 1 $43.50
11/13/2017 2:45 PM

By [signature], Deputy.

NOTICE OF MINING LOCATION
VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Newcastle Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1500 feet in a Southerly direction to a corner post marked No. 2,
then 160 feet in a Easterly direction to a corner post marked No. 3,
then 1400 feet in a Northerly direction to a corner post marked No. 4,
then 0 feet in a 0 direction to that corner post marked No. 1.
The locators claim 100 feet in a Northerly direction from the point of discovery to the North end line and 60 feet in the opposite direction from the point of discovery to the South end line and 80 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ________ feet from the following natural object or permanent monument in the vicinity: ________

The general course or strike of the vein or lode as nearly as may be determined is ________ with reference to the natural object or permanent monument described above.
This claim is situated in the NW 1/4 (quarter section) of Section 23, Township 8 S, Range 35 1/2 E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ________

The end lines of the claim are parallel to each other. The adjoining claims are
Platina #8
Jellicoe

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located October 1, 2017.

* This diagram explains method of description of claim.

No. 2	No. 1
LOCATION DISCOVERY POST ×	
No. 3	No. 4

American Pacific Resources Inc
8251 LaPalma Ave #255
Buena Park, CA 90620
Locator(s)

ORMC 174419

Prosperity

Name of Claim

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park, CA 90620

Locators

After recording, return to (Name, Address, Zip):
Same as above

SPACE RESERVED FOR RECORDER'S USE

STATE OF OREGON,

I, BRENDA J. PERCY, COUNTY CLERK FOR GRANT COUNTY, OR CERTIFY THAT THE INSTRUMENT IDENTIFIED HEREIN WAS RECORDED IN THE COUNTY CLERK'S RECORDS.
BRENDA J PERCY, GRANT COUNTY CLERK
DOC#: 20172297
PG: 1 $43.50
11/13/2017 2:46 PM

By [signature], Deputy.

NOTICE OF MINING LOCATION

VEIN OR LODE CLAIM

STATE of OREGON, County of Grant, Granite Mining District.

NOTICE HEREBY IS GIVEN that the undersigned locators, each a citizen of the United States or one who has declared an intention to become such, have discovered a vein or lode of locatable mineral-bearing rock in place upon the public domain of the United States which is open to mineral entry and location within the above state, county and mining district; and in accordance with the laws of the United States and of the State of Oregon, have located and do hereby locate a claim upon such vein or lode by posting this notice of such discovery and location on a substantial post or monument at the point of discovery. The name of the claim is: Prosperity Claim, further described* as follows:

Commencing at a post marked No. 1;
then 1500 feet in a Easterly direction to a corner post marked No. 2,
then 600 feet in a Northerly direction to a corner post marked No. 3,
then 1500 feet in a Westerly direction to a corner post marked No. 4,
then 600 feet in a Southerly direction to that corner post marked No. 1.
The locators claim 600 feet in a Westerly direction from the point of discovery to the West end line and 900 feet in the opposite direction from the point of discovery to the East end line and 300 feet on each side of the middle of the vein or lode, further claiming all the surface rights, privileges and minerals, with all dips, spurs, angles and variations, and other rights granted by existing laws and customs. This claim is further described as being ______ feet from the following natural object or permanent monument in the vicinity: ______

The general course or strike of the vein or lode as nearly as may be determined is Westerly with reference to the natural object or permanent monument described above. This claim is situated in the NE¼ (quarter section) of Section 14, Township 8S, Range 35½ E of the Willamette Meridian, as surveyed by the U.S. Government or protracted if the land is unsurveyed ______

The end lines of the claim are parallel to each other. The adjoining claims are
Buffalo Abundance
Platina #5 American plat
Woodrow Wilson

This notice is placed conspicuously at the discovery post, and posts are placed at each corner of the claim. The location of this claim is distinctly marked on the ground so that the boundaries of the claim may be readily traced.

Located Oct 1, 2017.

* This diagram explains method of description of claim.

No. 2	No. 1
LOCATION DISCOVERY POST ×	
No. 3	No. 4

American Pacific Resources Inc
8251 La Palma Ave #255
Buena Park, CA 90620

Locator(s)